Exhibit 99.3

Non-GAAP Financial Measures

Adjusted Net Income is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles) which excludes the effects of certain non-cash mark-to-market derivative financial instruments. Adjusted income from continuing operations further excludes impairment losses, expenses related to the 2016 reductions in force, certain pension and pension settlement expenses and income and losses associated with 2016 property sales (closed and pending). Energen believes that excluding the impact of these items is more useful to analysts and investors in comparing the results of operations and operational trends between reporting periods and relative to other oil and gas producing companies.

	Three Months Ended 6/30/2016
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income All Operations (GAAP)	36.8	0.38
Non-cash mark-to-market losses (net of $21.5 tax)	39.1	0.40
Reduction in force expenses (net of $0.3 tax)	0.6	0.01
Income associated with 2016 property sales (net of $58.2 tax)	(103.5)	(1.06)

Adjusted Income from Continuing Operations (Non-GAAP)	(27.1)	(0.28)

	Three Months Ended 6/30/2015
Energen Net Income ($ in millions except per share data)	Net Income	Per Diluted Share
Net Income (Loss) All Operations (GAAP)	(111.6)	(1.52)
Non-cash mark-to-market losses (net of $41.7 tax)	75.1	1.02
Asset impairment, other (net of $21.1 tax)	37.6	0.51
Pension and pension settlement expenses (net of $0.4 tax)	0.7	0.01
Loss associated with 2016 property sales (net of $5.8 tax)	10.0	0.14

Adjusted Income from Continuing Operations (Non-GAAP)	11.9	0.16

Note: Amounts may not sum due to rounding

Non-GAAP Financial Measures

Earnings before interest, taxes, depreciation, depletion, amortization and exploration expenses (EBITDAX) is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Adjusted EBITDAX from continuing operations further excludes expenses related to the 2016 reductions in force, certain pension and pension settlement expenses, income and losses associated with 2016 property sales (closed and pending), impairment losses and certain non-cash mark-to-market derivative financial instruments. Energen believes these measures allow analysts and investors to understand the financial performance of the company from core business operations, without including the effects of capital structure, tax rates and depreciation. Further, this measure is useful in comparing the company and other oil and gas producing companies.

Reconciliation To GAAP Information	Three Months Ended 6/30
($ in millions)	2016	2015

Energen Net Income (Loss) (GAAP)	36.8	(111.6)
(Income) Loss associated with 2016 property sales, net of tax	(103.5)	10.0

Net Income (Loss) Excluding 2016 Property Sales (Non-GAAP)	(66.8)	(101.6)

Interest expense	9.0	11.2
Income tax expense (benefit) *	(35.1)	(55.5)
Depreciation, depletion and amortization *	110.6	137.2
Accretion expense *	1.5	1.4
Exploration expense *	1.5	0.3
Adjustment for asset impairment *	0.0	58.7
Adjustment for mark-to-market losses	60.6	116.9

Adjustment for reduction in force and pension and pension settlement expenses	0.9	1.1

Energen Adjusted EBITDAX from Continuing Operations (Non-GAAP)	82.3	169.8

Note: Amounts may not sum due to rounding

*	Amount adjusted to exclude held for sale assets in either current or prior period. See reconciliation to GAAP Information for the Three Months Ended 6/30/2016 and 6/30/2015.

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales (closed and pending) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales (Closed and Pending) Reconciliation to GAAP Information	Three Months Ended June 30, 2016
(in thousands except per share and production data)	GAAP	$/BOE	2016 Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$171,637		$14,426	$157,211
Gain (loss) on derivative instruments	(65,872)		—	(65,872)

Total Revenues	105,765		14,426	91,339

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	42,840	$7.33	5,660	37,180	$7.29
Production and ad valorem taxes	11,265	$1.93	1,236	10,029	$1.97
O&G Depreciation, depletion and amortization	115,768	$19.82	6,368	109,400	$21.46
FF&E Depreciation, depletion and amortization	1,267	$0.22	71	1,196	$0.23
Asset impairment	—		—	—
Exploration	1,520		32	1,488
General and administrative †	23,548	$4.03	10	23,538	$4.62
Accretion of discount on asset retirement obligations	1,779		248	1,531
(Gain) loss on sale of assets and other	(161,097)		(160,944)	(153)

Total costs and expenses	36,890		(147,319)	184,209

Operating Income (Loss)	68,875		161,745	(92,870)

Other Income/(Expense)
Interest expense	(9,038)		—	(9,038)
Other income	63		(1)	64

Total other expense	(8,975)		(1)	(8,974)

Loss Before Income Taxes	59,900		161,744	(101,844)
Income tax expense (benefit)	23,141		58,204	(35,063)

Net Income (Loss)	$36,759		$103,540	$(66,781)

Diluted Earnings Per Average Common Share	$0.38		$1.06	$(0.69)

Basic earning Per Average Common Share	$0.38		$1.06	$(0.69)

Oil	3,558		238	3,320
NGL	1,067		212	855
Natural Gas	1,216		292	924

Total Production (mboe)	5,841		742	5,099

Total Production (boepd)	64,187		8,154	56,033

Note: Amounts may not sum due to rounding

†	General and administrative includes $866 or $0.17 per BOE of expense related to the reductions in force

Non-GAAP Financial Measures

The consolidated statement of income excluding certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding information associated with 2016 property sales (closed and pending) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this information is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

Energen Net Income (Loss) Excluding 2016 Property Sales (Closed and Pending) Reconciliation to GAAP Information	Three Months Ended June 30, 2015
(in thousands except per share and production data)	GAAP	$/BOE	2016 Property Sales	Non-GAAP	$/BOE
Revenues
Oil, natural gas liquids and natural gas sales	$219,290		$20,557	$198,733
Gain (loss) on derivative instruments	(50,964)		—	(50,964)

Total Revenues	168,326		20,557	147,769

Operating Costs and Expenses
Oil, natural gas liquids and natural gas production	53,581	$9.15	7,706	45,875	$9.09
Production and ad valorem taxes	13,352	$2.28	1,692	11,660	$2.31
O&G Depreciation, depletion and amortization	148,374	$25.35	12,547	135,827	$26.92
FF&E Depreciation, depletion and amortization	1,469	$0.25	106	1,363	$0.27
Asset impairment	60,413		1,725	58,688
Exploration	11,018		10,666	352
General and administrative †	38,652	$6.60	525	38,127	$7.56
Accretion of discount on asset retirement obligations	1,669		237	1,432
(Gain) loss on sale of assets and other	1,476		1,148	328

Total costs and expenses	330,004		36,352	293,652

Operating Income (Loss)	(161,678)		(15,795)	(145,883)

Other Income/(Expense)
Interest expense	(11,244)		—	(11,244)
Other income	41		—	41

Total other expense	(11,203)		—	(11,203)

Loss Before Income Taxes	(172,881)		(15,795)	(157,086)
Income tax expense (benefit)	(61,280)		(5,790)	(55,490)

Net Income (Loss)	$(111,601)		$(10,005)	$(101,596)

Diluted Earnings Per Average Common Share	$(1.52)		$(0.14)	$(1.38)

Basic earning Per Average Common Share	$(1.52)		$(0.14)	$(1.38)

Oil	3,594		269	3,325
NGL	1,070		209	861
Natural Gas	1,189		330	859

Total Production (mboe)	5,853		808	5,045

Total Production (boepd)	64,319		8,879	55,440

Note: Amounts may not sum due to rounding

†	General and administrative includes $1,090 or $0.22 per BOE of pension and pension settlement expense

Non-GAAP Financial Measures

Excluding production associated with certain divestments is a Non-GAAP financial measure (GAAP refers to generally accepted accounting principles). Energen believes excluding data associated with the 2016 property sales (closed and pending) provides analysts and investors useful information to understand the financial performance of the company from ongoing business operations. Further, this measure is useful in comparing the company and other oil and gas producing companies operating primarily in the Permian Basin.

	Quarter Ended March 31, 2016
Energen Production Excluding 2016 Property Sales (Closed and Pending) Reconciliation to GAAP Information	GAAP	2016 Property Sales	Non-GAAP

Oil	3,386	325	3,061
NGL	953	199	754
Natural Gas	1,241	296	945

Total Production (mboe)	5,580	820	4,760

Total Production (boepd)	61,319	9,011	52,308

Note: Amounts may not sum due to rounding